American General Series Portfolio Company 2
      Prospectus Dated March 1, 2000 as
     supplemented through March 27, 2000

   Date of this Supplement: April 25, 2000


Class A and Class B Prospectus

Insert the following paragraph at the top of page 36 below "Mid Cap Index Fund" and below
"Small Cap Value Fund" in the middle of page
57:

On April 18, 2000, the Board of Trustees of
American General Series Portfolio Company 2 unanimously agreed to liquidate the American
General Mid Cap Index Fund ("Mid Cap") and the American General Small Cap Value Fund
("Small Cap") as of June 30, 2000.

As a result, Mid Cap and Small Cap will no longer be accepting new investments. Mid
Cap and Small Cap will also prohibit
purchases by exchange after 60 days.
Shareholders may continue to make
redemptions as desired.

Insert the following on page 81, below "When the CDSC will be waived":

 o Redemptions pursuant to a Board-approved liquidation plan for an American General
                    Fund.

 American General Series Portfolio Company 2
      Prospectus Dated March 1, 2000 as
     supplemented through March 7, 2000

   Date of this Supplement: April 25, 2000


Institutional Class I and Class II
Prospectuses

Insert the following paragraph below "Small
Cap Value Fund" on page 41:

On April 18, 2000, the Board of Trustees of
American General Series Portfolio Company 2 unanimously agreed to liquidate the American
General Small Cap Value Fund ("Small Cap") as of June 30, 2000.

As a result, Small Cap will no longer be accepting new investments. Small Cap will also prohibit purchases by exchange after 60 days. Shareholders may continue to make redemptions as desired.